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                                                                   EXHIBIT 10.22

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS AMENDMENT is made and entered into effective as of the 9th day of March, 2004, ("Effective Date"), by and between ELCOM INTERNATIONAL, INC. (the "Company"), and John E. Halnen ("Executive").

                                    RECITALS

      WHEREAS, Executive and the Company entered into an Employment Agreement, dated as of June 14, 2002 (the "Employment Agreement"); and

      WHEREAS, Executive and the Compensation Committee of the Board of Directors desire to amend the Employment Agreement to cause the Company to pay Executive cash severance based on his Annual Compensation, when applicable under the Employment Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment and other good and valuable consideration, the receipt and adequacy of which is acknowledged by this Amendment, the parties hereto agree as follows:

      1. Capitalized terms not otherwise defined in this Amendment have the meanings assigned to them in the Employment Agreement.

      2. The Employment Agreement is hereby amended to change each reference to "Base Salary" in Section 7 Obligations Upon Termination of the Employment Agreement to read "Annual Compensation."

      3. Except as expressly provided in this Amendment, all of the terms and conditions of the Employment Agreement remain in full force and effect.

      4. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
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                        AMENDMENT TO EMPLOYMENT AGREEMENT


      IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

                                   ELCOM INTERNATIONAL, INC.
                                         "Company"


                                   By: /s/ William W. Smith
                                       --------------------------------
                                         William W. Smith
                                         Vice Chairman of the Board of Directors
                                         and Chairman of the Compensation
                                         Committee of the Board of Directors



                                         "Executive

                                   /s/ John E. Halnen
                                   ------------------------------------------
                                   John E. Halnen





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